Consolidated statement of changes in equity (parenthetical)	Dec. 31, 2017 USD ($)
Equity	$ 23,029,000,000	[1]
Increase (decrease) due to application of IFRS 9 [Member]
Equity	25,000,000
Increase (decrease) due to application of IFRS 15 [member]
Equity	$ 0

[1]	For periods prior to the Spin-off "Former parent net investment" and "Equity" were presented as "Retained earnings" and "Invested capital", respectively, and were renamed upon the execution of the Spin-off.